Exhibit 10.31

REPERTORIO N° 6.796/2023	JOURNAL No. 6,796-2023
/l. López	/l. López
OT:131328	W.O. 131,328

CONTRATO DE COMPRAVENTA DE CONCESIONES MINERAS	AGREEMENT TO PURCHASE MINING CLAIMS

IGNACION JOAQUÍN LÓPEZ ALARCÓN	GOLD EXPRESS MINES SpA

A	FROM

GOLD EXPRESS MINES SpA	IGNACION JOAQUÍN LÓPEZ ALARCÓN

En Santiago de Chile, a cuatro de mayo de dos mil veintitrés, ante mí, PAULA ANDREA LUNA SÁEZ, abogada, domiciliada en Huérfanos seiscientos sesenta y nueve, octavo piso, comuna de Santiago, Notario Suplente de doña María Pilar Gutiérrez Rivera, titular de la Décimo Octava Notaría de Santiago, según Decreto Número ciento cincuenta y uno - dos mil veintitrés, de la Ilustrísima Corte de Apelaciones de Santiago de fecha dieciocho de abril de dos mil veintitrés, y protocolizado en esta Notaría con fecha veintiocho de abril de dos mil veintitrés bajo el Repertorio número seis mil cuatrocientos ochenta y tres/dos mil veintitrés, comparece:	In Santiago, Chile, on May 4, 2023, the following individual has appeared before me, PAULA ANDREA LUNA SÁEZ, lawyer practicing at 669, Huérfanos St., 8th Floor, Santiago borough, and Deputy Notary acting for María Pilar Gutiérrez Rivera, assigned to the Santiago Eighteenth Notary Offices, per Decree No. 151-2023, of the Santiago Appellate Court, dated April 18, 2023, and entered in the records of this Notary Offices on April 28, 2023, under Journal No. 6,483-2023:

don IGNACIO JOAQUÍN LÓPEZ ALARCÓN, chileno, casado, abogado, cédula nacional de identidad número dieciséis millones diecisiete mil quinientos veinticinco guión siete, en adelante el “Vendedor” o “Propietario”, por sí y en representación, según se acreditará, de GOLD EXPRESS MINES SpA, sociedad constituida y válidamente vigente bajo las leyes chilenas, Rol Único Tributario número setenta y siete millones cuatrocientos noventa y ocho mil trescientos veinticuatro, guión cuatro, en adelante también la “Compradora” o “GEM”, todos domiciliados para estos efectos en calle Alonso de Monroy número dos mil seiscientos setenta y siete, oficina seiscientos dos, comuna de Vitacura, Santiago, Región Metropolitana, los anteriores conjuntamente como las “Partes”;	IGNACIO JOAQUÍN LÓPEZ ALARCÓN, a Chilean lawyer, married, national identification card No. 16,017,525-7, hereinafter called the “Seller” or the “Owner”, herein acting for himself, and as shall be proven hereinafter, also representing GOLD EXPRESS MINES SpA, a company incorporated and in good standing according to Chilean laws, Taxpayer Identification No. 77,498,324-4, hereinafter also called the “Buyer” or “GEM”, all of them with legal address for the purposes hereof at 2,677, Alonso de Monroy Street, Suite 602, Vitacura borough, Santiago, Metropolitan Region, and hereinafter jointly called the “Parties”.

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el compareciente mayor de edad, quien acredita su identidad con la cédula citada y expone:	The appearing individual is of age, has shown the forenamed identification card as proof of his identity and has stated as follows:

PRIMERO: Propiedades mineras.	FIRST: Mining Properties

El Vendedor es dueño de las siguientes concesiones mineras de explotación ubicadas en las comunas de Freirina, Provincia de Huasco, Tercera Región, que conforman una parte del “Proyecto Cerro Blanco”:	The Seller owns the following mining claims for exploitation in the Freirina and Vallenar boroughs, Huasco Province, Third Region, which make up a part of the “Cerro Blanco Project”:

UNO) “ELISA 1, 1 AL 30”, Rol Minero cero tres tres cero dos guión uno seis nueve nueve guión nueve, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y uno número setenta y cuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas doscientos cincuenta y uno número setenta y cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil nueve;	1) “ELISA 1, 1 to 30”, Mining Claim Identification No. 03302-1699-9, with the title deed registered in the name of the Seller under No. 74 on Page 231 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 75 on Page 251 of the 2009 Freirina Mine Registrar’s Book of Properties;

DOS) “ELISA 2, 1 AL 30”, Rol Minero cero tres tres cero dos guión uno siete cero cero guión seis, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y dos número setenta y cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas doscientos cincuenta y ocho número setenta y seis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil nueve;	2) “ELISA 2, 1 to 30”, Mining Claim Identification No. 03302-1700-6, with the title deed registered in the name of the Seller under No. 75 on Page 232 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 76 on Page 258 of the 2009 Freirina Mine Registrar’s Book of Properties;

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TRES) “ELISA 3A, 1 AL 12”, Rol Minero cero tres tres cero dos guión dos cero dos cero guión uno, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y tres, número setenta y seis, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ciento cuatro, número veinte, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil doce;	3) “ELISA 3A, 1 to 12”, Mining Claim Identification No. 03302-2020-1, with the title deed registered in the name of the Seller under No. 76 on Page 233 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 20 on Page 104 of the 2012 Freirina Mine Registrar’s Book of Properties;

CUATRO) “ELISA 3B, 1 AL 2”, Rol Minero cero tres tres cero dos guión uno siete cero dos guión dos, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y cuatro número setenta y siete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ciento veintiocho número veintisiete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diez;	4) “ELISA 3B, 1 to 2”, Mining Claim Identification No. 03302-1702-2, with the title deed registered in the name of the Seller under No. 77 on Page 234 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 27 on Page 128 of the 2010 Freirina Mine Registrar’s Book of Properties;

CINCO) “ELISA 4A, 1 AL 44”, Rol Minero cero tres tres cero dos guión dos cero dos uno guión K, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y cinco, número setenta y ocho, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ciento diez, número veintiuno, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil doce;	5) “ELISA 4A, 1 to 44”, Mining Claim Identification No. 03302-2021-K, with the title deed registered in the name of the Seller under No. 78 on Page 235 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 21 on Page 110 of the 2012 Freirina Mine Registrar’s Book of Properties;

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SEIS) “ELISA 4B, 1 AL 4”, Rol Minero cero tres tres cero dos guión uno siete cero cuatro guión nueve, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y seis número setenta y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas doscientos cuarenta y siete número cuarenta y siete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil ocho;	6) “ELISA 4B, 1 to 4”, Mining Claim Identification No. 03302-1704-9, with the title deed registered in the name of the Seller under No. 79 on Page 236 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 47 on Page 247 of the 2008 Freirina Mine Registrar’s Book of Properties;

SIETE) “ELISA 5, 1 AL 30”, Rol Minero cero tres tres cero dos guión dos cero dos dos guión ocho, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y siete, número ochenta, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ciento dieciséis, número veintidós, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil doce;	7) “ELISA 5, 1 to 30”, Mining Claim Identification No. 03302-2022-8, with the title deed registered in the name of the Seller under No. 80 on Page 237 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 22 on Page 116 of the 2012 Freirina Mine Registrar’s Book of Properties;

OCHO) “ELISA 6, 1 AL 30”, Rol Minero cero tres tres cero dos guión dos cero dos tres guión seis, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y ocho número ochenta y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ciento veintidós número veintitrés del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil doce;	8) “ELISA 6, 1 to 30”, Mining Claim Identification No. 03302-2023-6, with the title deed registered in the name of the Seller under No. 81 on Page 238 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 23 on Page 122 of the 2012 Freirina Mine Registrar’s Book of Properties;

NUEVE) “ELISA 7, 1 AL 30”, Rol Minero cero tres tres cero dos guión uno siete cero siete guión tres, cuyo título a nombre del Vendedor está inscrito a fojas doscientos treinta y nueve número ochenta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas doscientos cincuenta y cuatro número cuarenta y ocho del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil ocho;	9) “ELISA 7, 1 to 30”, Mining Claim Identification No. 03302-1707-3, with the title deed registered in the name of the Seller under No. 82 on Page 239 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 48 on Page 254 of the 2008 Freirina Mine Registrar’s Book of Properties;

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DIEZ) “ELISA 8, 1 AL 25”, Rol Minero cero tres tres cero dos guión uno siete cero ocho guión uno, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta, número ochenta y tres, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas treinta y uno número cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diez;	10) “ELISA 8, 1 to 25”, Mining Claim Identification No. 03302-1708-1, with the title deed registered in the name of the Seller under No. 83 on Page 240 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 5 on Page 31 of the 2010 Freirina Mine Registrar’s Book of Properties;

ONCE) “ELISA 13, 1 AL 30”, Rol Minero cero tres tres cero dos guión uno siete uno tres guión ocho, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y uno número ochenta y cuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas treinta y nueve, número seis, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diez;	11) “ELISA 13, 1 to 30”, Mining Claim Identification No. 03302-1713-8, with the title deed registered in the name of the Seller under No. 84 on Page 241 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 6 on Page 39 of the 2010 Freirina Mine Registrar’s Book of Properties;

DOCE) “MEM 26, 1 AL 10”, Rol Minero cero tres tres cero dos guión dos cuatro dos cuatro guión K, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y dos número ochenta y cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas doscientos treinta y tres número cincuenta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil dieciséis;	12) “MEM 26, 1 to 10”, Mining Claim Identification No. 03302-2424-K, with the title deed registered in the name of the Seller under No. 85 on Page 242 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 53 on Page 233 of the 2016 Freirina Mine Registrar’s Book of Properties;

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TRECE) “MEM 33, 1 AL 40”, Rol Minero cero tres tres cero dos guión dos cuatro dos cinco guión ocho, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y tres, número ochenta y seis, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ciento ocho, número quince, del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil quince	13) “MEM 33, 1 to 40”, Mining Claim Identification No. 03302-2425-8, with the title deed registered in the name of the Seller under No. 86 on Page 243 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 15 on Page 108 of the 2015 Freirina Mine Registrar’s Book of Properties;

CATORCE) “MEM 36, 1 AL 40”, Rol Minero cero tres tres cero dos guión dos cuatro dos ocho guión dos, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y cuatro número ochenta y siete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ochocientos veintisiete número ciento veintiséis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil quince;	14) “MEM 36, 1 to 40”, Mining Claim Identification No. 03302-2428-2, with the title deed registered in the name of the Seller under No. 87 on Page 244 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 126 on Page 827 of the 2015 Freirina Mine Registrar’s Book of Properties;

QUINCE) “MEM 37, 1 AL 40”, Rol Minero cero tres tres cero dos guión dos cuatro dos nueve guión cero, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y cinco número ochenta y ocho del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ochocientos treinta y seis número ciento veintisiete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil quince;	15) “MEM 37, 1 to 40”, Mining Claim aim Identification No. 03302-2429-0, with the title deed registered in the name of the Seller under No. 88 on Page 245 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 127 on Page 836 of the 2015 Freirina Mine Registrar’s Book of Properties;

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DIECISÉIS) “MEM 38, 1 AL 40”, Rol Minero cero tres tres cero dos guión dos cuatro tres cero guión cuatro, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y seis número ochenta y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ochocientos cuarenta y cinco número ciento veintiocho del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil quince;	16) “MEM 38, 1 to 40”, Mining Claim Identification No. 03302-2430-4, with the title deed registered in the name of the Seller under No. 89 on Page 246 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 128 on Page 845 of the 2015 Freirina Mine Registrar’s Book of Properties;

DIECISIETE) “MEM 39, 1 AL 40”, Rol Minero cero tres tres cero dos guión dos cuatro tres uno guión dos, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y siete número noventa del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ochocientos cincuenta y tres número ciento veintinueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil quince;	17) “MEM 39, 1 to 40”, Mining Claim Identification No. 03302-2431-2, with the title deed registered in the name of the Seller under No. 90 on Page 247 of the 2023 Freirina Mine Registrar’s Book of Properties, and with the award judgement recorded under No. 129 on Page 853 of the 2015 Freirina Mine Registrar’s Book of Properties;

DIECIOCHO) “MEM 61, 1 AL 10”, Rol Minero cero tres tres cero dos guión dos ocho cero nueve guión uno, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y ocho número noventa y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas setecientos ochenta y cuatro número ciento treinta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil dieciocho;	18) “MEM 61, 1 to 10”, Mining Claim Identification No. 03302-2809-1, with the title deed registered in the name of the Seller under No. 91 on Page 248 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 133 on Page 784 of the 2018 Freirina Mine Registrar’s Book of Properties;

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DIECINUEVE) “MEM 62, 1 AL 226”, Rol Minero cero tres tres cero dos guión dos ocho uno cero guión cinco, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cuarenta y nueve número noventa y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas setecientos noventa y uno número ciento treinta y cuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil dieciocho;	19) “MEM 62, 1 to 226”, Mining Claim Identification No. 03302-2810-5, with the title deed registered in the name of the Seller under No. 92 on Page 249 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 134 on Page 791 of the 2018 Freirina Mine Registrar’s Book of Properties;

VEINTE) “MEM 63, 1 AL 208”, Rol Minero cero tres tres cero dos guión dos ocho uno uno guión tres, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cincuenta número noventa y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas trescientos cincuenta y cuatro número setenta y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diecinueve;	20) “MEM 63, 1 to 208”, Mining Claim Identification No. 03302-2811-3, with the title deed registered in the name of the Seller under No. 93 on Page 250 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 71 on Page 354 of the 2019 Freirina Mine Registrar’s Book of Properties;

VEINTIUNO) “MEM 64, 1 AL 150”, Rol Minero cero tres tres cero dos guión dos ocho uno dos guión uno, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cincuenta y uno número noventa y cuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ochocientos cinco número ciento treinta y cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil dieciocho;	21) “MEM 64, 1 to 150”, Mining Claim Identification No. 03302-2812-1, with the title deed registered in the name of the Seller under No. 94 on Page 251 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 135 on Page 805 of the 2018 Freirina Mine Registrar’s Book of Properties;

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VEINTIDÓS) “MEM 65, 1 AL 60”, Rol Minero cero tres tres cero dos guión dos ocho uno tres guión K , cuyo título a nombre del Vendedor está inscrito a fojas doscientos cincuenta y dos número noventa y cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas trescientos setenta número setenta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diecinueve;	22) “MEM 65, 1 to 60”, Mining Claim Identification No. 03302-2813-K, with the title deed registered in the name of the Seller under No. 95 on Page 252 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 72 on Page 370 of the 2019 Freirina Mine Registrar’s Book of Properties;

VEINTITRÉS) “MEM 66, 1 AL 92”, Rol Minero cero tres tres cero dos guión dos ocho uno cuatro guión ocho, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cincuenta y tres número noventa y seis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas trescientos setenta y ocho número setenta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diecinueve;	23) “MEM 66, 1 to 92”, Mining Claim Identification No. 03302-2814-8, with the title deed registered in the name of the Seller under No. 96 on Page 253 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 73 on Page 378 of the 2019 Freirina Mine Registrar’s Book of Properties;

VEINTICUATRO) “MEM 67, 1 AL 162”, Rol Minero cero tres tres cero dos guión dos ocho uno cinco guión seis, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cincuenta y cuatro número noventa y siete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas quinientos diecisiete número noventa y seis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diecinueve;	24) “MEM 67, 1 to 162”, Mining Claim Identification No. 03302-2815-6, with the title deed registered in the name of the Seller under No. 97 on Page 254 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 96 on Page 517 of the 2019 Freirina Mine Registrar’s Book of Properties;

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VEINTICINCO) “MEM 68, 1 AL 244”, Rol Minero cero tres tres cero dos guión dos ocho uno seis guión cuatro, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cincuenta y cinco número noventa y ocho del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas trescientos noventa y uno número setenta y cuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diecinueve;	25) “MEM 68, 1 to 244”, Mining Claim Identification No. 03302-2816-4, with the title deed registered in the name of the Seller under No. 98 on Page 255 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 74 on Page 391 of the 2019 Freirina Mine Registrar’s Book of Properties, and

VEINTISÉIS) “MEM 72, 1 AL 48”, Rol Minero cero tres tres cero dos guión dos ocho nueve ocho guión nueve, cuyo título a nombre del Vendedor está inscrito a fojas doscientos cincuenta y seis número noventa y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintitrés, y cuya sentencia constitutiva está inscrita a fojas ochenta y dos número treinta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diecinueve.	26) “MEM 72, 1 to 48”, Mining Claim Identification No. 03302-2898-9, with the title deed registered in the name of the Seller under No. 99 on Page 256 of the 2023 Freirina Mine Registrar’s Book of Properties, and the award judgement recorded under No. 32 on Page 82 of the 2019 Freirina Mine Registrar’s Book of Properties.

SEGUNDO: Declaraciones.	SECOND: Representations

UNO. Las concesiones mineras antes individualizadas se denominarán en adelante las s“Concesiones Mineras”.	1. The previously identified mining claims shall be hereinafter called the “Mining Claims”.

DOS. Para todos los efectos del presente Contrato, se entenderán como parte de la denominación de Concesiones Mineras a todas las concesiones mineras que eventualmente constituya el Vendedor, por sí o a través de terceros, en el área superficial de ésta, de acuerdo a lo establecido en el presente instrumento.	2. For all purposes hereof, any and all mining claims that, directly or through any third parties, the Seller may be awarded in the future within the surface area of the Mining Claims, as provided herein, shall be deemed a part thereof.

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TRES. El Vendedor, de buena fe, declara y garantiza en su leal saber y entender, a través de su representante compareciente, las siguientes declaraciones respecto de las Concesiones Mineras de que es dueña:	3. Through its appearing representative, in good faith and to the best of his knowledge and belief, the Seller hereby makes the following representations on the Mining Claims that he owns:

a) se encuentran vigentes, ubicadas en terrenos abiertos e incultos que a su vez están ubicados en las comunas de Freirina, Provincia de Huasco, Tercera Región;	a) That they are presently valid and located on open and uncultivated lands in the Freirina boroughs [SIC], Huasco Province, Third Region;

b) sobre ellas ha tenido y tiene dominio exclusivo. y excluyente y derechos preferentes o antelados para constituir propiedad minera definitiva; no se superponen a ningún derecho de tercero que pudiere habilitar a ese tercero para explorar o explotar cualquier sustancia susceptible de concesión minera en el mismo terreno;	b) That he has had and now has full, sole and exclusive ownership thereof, as well as preferential or first rights of establishing final mining properties, and that they do not overlay any third-party rights to explore or mine any substances susceptible of being awarded mining claims on the same land;

c) fueron adquiridas con justo título, de buena fe, conforme a la ley, reglamentos y demás normas aplicables; todas sus transferencias y transmisiones de dominio se han efectuado legalmente;	c) That they were acquired with good titles, in good faith and abiding by all applicable laws, regulations and other rules, with all transfers and conveyances of ownership legally done;

d) el proceso de constitución de ellas se ha llevado conforme a la ley, reglamentos y demás normas aplicables;	d) That they were staked, claimed, and awarded pursuant to all applicable laws, regulations and other rules;

e) se encuentran libres de hipotecas, gravámenes, prohibiciones, promesas y opciones de cualquier naturaleza;	e) That they are free of mortgages, encumbrances, restrictions, promises or options of any kind;

f) las tasas de manifestación y pedimento, en su caso, y las patentes mineras han sido pagadas oportunamente y en las cantidades que correspondan,	f) That all fees for exploration or exploitation, as applicable, and all mining patents, have been timely and fully paid;

g) no existe juicio pendiente en que el Vendedor sea parte o intervenga como tercero y no conoce acciones judiciales pendientes que pudieran afectarlas o estén relacionadas o se relacionen en cualquier manera con el Vendedor o las Concesiones Mineras, o que afecten o pudieren afectar el dominio del Vendedor; y,	g) That there are no outstanding lawsuits to which the Seller is a party or in which he intervenes as a third party, and that he does not know of any outstanding court proceedings that may affect the Mining Claims, are in any way related to the Seller or the Mining Claims, or affect or may affect his ownership thereof, and

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h) no existen ni conocen otras concesiones de su propiedad y/o de personas relacionadas, entendiéndose como tales, para todos los efectos de este Contrato, las referidas en el artículo cien de la Ley dieciocho mil cuarenta y cinco, que se encuentren vigentes dentro del perímetro cubierto por cada una de las Concesiones Mineras, en adelante “Área de Interés”, que, singularizada en el plano que, firmado por la parte, se agrega como anexo privado de este contrato, documento que el Notario autorizante tiene a la vista y protocoliza con esta misma fecha y repertorio, entendiéndose formar parte del mismo.	h) That neither he nor any of his related persons -understood for the purposes hereof as those provided in Article 100 of Law No. 18,045- own any other valid claims within the perimeter covered by each [SIC] of the Mining Claims, hereinafter called the “Area of Interest”, as identified on the map signed by the party that is annexed hereto as a private document, which is deemed an integral part hereof, and the authenticating Notary has seen and entered in the Journal on this date and under the same number.

Las circunstancias y hechos a que se refieren las declaraciones que acaban de efectuarse se han considerado determinantes para la celebración de este Contrato de Compraventa de Concesiones Mineras, en adelante el “Contrato”.	The circumstances and facts contained in the previous representations have been decisive for entering into this Agreement to Purchase Mining Claims, hereinafter called the “Agreement”.

Asimismo, la efectividad de estas declaraciones será determinante en lo que respecta al consentimiento de la Compradora para la celebración del presente Contrato.	Likewise, the effectiveness of such representations shall be conclusive for the Buyer to consent to the execution hereof.

TERCERO: Compraventa de Concesiones Mineras.	THIRD: Purchase of Mining Claims

UNO. Por el presente instrumento, el Vendedor, vende, cede y transfiere a la Compradora, las Concesiones Mineras individualizadas en la cláusula Primera precedente, que la Compradora, a través de su representante compareciente, compra, recibe y adquiere para sí en este acto.	1. The Seller hereby sells, assigns and transfers the Mining Claims previously identified in the first clause to the Buyer, and through its appearing representative, the latter hereby purchases, receives and acquires the forenamed Mining Claims.

DOS. El Vendedor declara que él o personas relacionadas con el no poseen ni son dueñas o titulares de derechos de cualquier especie sobre los predios superficiales o derechos de agua que puedan existir o no en el Área de Interés.	2. The Seller hereby states that he does not hold or own any kind of rights on surface lands or any water rights that may or may not exist in he Area of Interest, nor do any of his related persons.

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TRES. Se comprenden también en el presente Contrato:	3. This Agreement also includes:

a) los derechos de agua inherentes o que, según lo dispuesto en el artículo ciento diez del Código de Minería, pueden corresponder por las Concesiones Mineras, los que se constituyan o adquieran por el Vendedor o personas relacionadas con él respecto de las Concesiones Mineras y los que benefician o puedan beneficiar a las Concesiones Mineras y que el Vendedor y personas relacionadas a él lleguen a poseer, tener, usar o disponer a cualquier título, en el Área de Interés;	a) All water rights that are inherent, or that may correspond to the Mining Claims, per Article 110 of the Chilean Mining Code; any such rights that the Seller or any of his related persons may be awarded, or acquire, in respect of any of the Mining Claims, as well as any that benefit or may benefit any of the Mining Claims, and any others that the Seller or any of its related persons may own, have, use or get for whatever reason, in the Area of Interest;

b) los derechos de cualquier clase sobre terrenos superficiales, incluyendo dominio y/o servidumbres, que llegaren a corresponderle a las Concesiones Mineras;	b) All rights of whatever kind on surface lands, including ownership and easements, that may pertain in the future to the Mining Claims, and

c) cualquier otro pedimento o manifestación que el Vendedor o personas relacionadas a él, presenten o hayan presentado en el Área de Interés, así como las concesiones mineras que de ellas deriven.

Todos los derechos y bienes mencionados en los tres literales anteriores, se comprenderán cedidos y transferidos por el Vendedor a la Compradora, sin costo adicional para ésta. Todo lo anterior, en las condiciones que se señalan en las cláusulas siguientes.	c) Any other petitions or statements of discovery in the Area of Interests that the Seller or any of his related persons may submit, or have submitted, as well as the mining claims that may derive from them. All of the rights and assets specified in the three previous items shall be deemed assigned and transferred by the Seller to the Buyer, without any additional costs to the latter, and under the conditions provided in the following clauses.

CUARTO: Precio de la compraventa.	FOURTH: Purchase Price

UNO. El precio único y total de la compraventa de todas las Concesiones Mineras y los otros bienes y derechos referidos en el numeral Tres de la cláusula Tercera, es la suma de veintidós millones seiscientos sesenta y nueve mil setecientos ochenta y tres pesos, suma que la Compradora pagó con anterioridad a la fecha del presente instrumento al Vendedor, quien a su vez declara haber recibido a su entera y total satisfacción, renunciando a la acción resolutoria respecto del pago del precio de la compraventa por las Concesiones Mineras.	1. The single and total purchase price of all of the Mining Claims, and the other assets and rights listed in Item 3 of the third clause, amounts to CLP 22,669,783 (twenty-two million, six-hundred and sixty-nine thousand, seven-hundred and eighty-three Chilean pesos), already paid before the date hereof by the Buyer to the Seller, who hereby states that he has satisfactorily received the full amount, and waives all actions for rescission in respect of the payment of the purchase price of the Mining Claims.

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DOS. Para todo efecto legal, el precio respecto de cada una de las Concesiones Mineras individualizadas en la cláusula Primera y los otros bienes y derechos referidos en el numeral Tres de la cláusula Tercera, es el valor proporcional, en partes iguales, del monto único y total indicado en el numeral anterior.	2. For all legal purposes, the price of each of the Mining Claims identified in the first clause, and the other assets and rights stated in Item 3 of the third clause, shall be proportional, in equal parts, to the single and total price provided in the previous item.

QUINTO: Forma de venta y saneamiento.	FIFTH: Type of Sale and Title Clearance

Las Concesiones Mineras se venden como cuerpo cierto, en el estado en que se encuentren al día de la celebración del presente Contrato y con derecho preferente en toda la superficie pedida o manifestada, salvo las excepciones ya conocidas por la Compradora, con todos sus usos, prohibiciones, litigios, embargos, acciones resolutorias, contratos de entrega de minerales o de arriendo, o cualquiera otra clase de actos, gravámenes, derechos reales o personales que impidan el libre uso, goce, disposición y entrega de las Concesiones Mineras y demás bienes referidos en la cláusula Tercera y con todas las demás características declaradas en la cláusula Segunda de este instrumento. Con todo, responderá el Vendedor del saneamiento en conformidad a la ley. La entrega de las Concesiones Mineras se efectúa por el Vendedor a la Compradora en este acto.	The Mining Claims are hereby sold ad corpus, in their respective conditions on the date of execution hereof, with pre-emptive rights over the entire petitioned or discovered area, save for the exceptions already known by the Buyer, as well as all of their uses, restrictions, lawsuits, actions for cancellation, mineral delivery agreements, leases or any other kind of contracts or agreements, and encumbrances, real or personal rights preventing the free use, enjoyment, disposal or delivery thereof, as well as the other assets specified in the third clause hereof, and the other characteristics stated in the second clause hereof. Nevertheless, the Seller shall be responsible for clearing all titles, as required by the law. It is hereby that he conveys the Mining Claims to the Buyer.

SEXTO: Indivisibilidad y perdurabilidad.	SIXTH: Indivisibility and Perpetuity

Todas y cada una de las obligaciones que por este instrumento contrae el Vendedor, tendrán arácter indivisible, de conformidad a los artículos mil quinientos veintiséis, número cuatro y mil quinientos veintiocho del Código Civil.	Each and all of the Seller’s obligations hereunder shall be indivisible, according to Articles 1,526, paragraph 4, and 1,528 of the Chilean Civil Code.

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SÉPTIMO: Ley aplicable.	SEVENTH: Applicable Laws

Se deja constancia que el presente Contrato se rige por las leyes chilenas y en especial, por las disposiciones del Código de Minería de la República de Chile del año mil novecientos ochenta y tres. Lo mismo se conviene respecto de sus eventuales modificaciones y complementos.	This Agreement shall be governed by the laws of the Republic of Chile, and especially, by the provisions of the Chilean Mining Code of 1983. The same shall apply to any amendments or supplemental agreements hereof.

OCTAVO: Gastos de Notaría e inscripciones.	EIGHTH: Notary and Registrations Fees

Los gastos y derechos de Notaría que se generen con ocasión del presente Contrato y los derechos por las inscripciones en el Conservador de Minas respectivo, serán de exclusivo cargo de la Compradora. Esta última no responderá en lo absoluto de los impuestos u otras cargas personales que para el Vendedor y/o sus socios deriven del Contrato.	The Buyer shall solely bear all Notary fees arising in connection with this Agreement and any entries in the relevant Mine Registrar’s books, and shall in no way be liable for any taxes or other personal burdens whatsoever that may result from this Agreement for the Seller or his partners.

NOVENO: Arbitraje.	NINETH: Arbitration

Cualquier dificultad o controversia que se produzca entre los contratantes respecto de la aplicación, interpretación, duración, validez o ejecución de este contrato o cualquier otro motivo será sometida a arbitraje, conforme al Reglamento Procesal de Arbitraje del Centro de Arbitraje y Mediación de Santiago, vigente al momento de solicitarlo. Las partes confieren poder especial irrevocable a la Cámara de Comercio de Santiago A.G., para que, a petición escrita de cualquiera de ellas, designe a un árbitro arbitrador de entre los integrantes del cuerpo arbitral del Centro de Arbitraje y Mediación de Santiago. En contra de las resoluciones del arbitrador no procederá recurso alguno, renunciando las partes expresamente a ellos. El árbitro queda especialmente facultado para resolver todo asunto relacionado con su competencia y/o jurisdicción.	Any conflicts or disputes that may arise between the contracting parties on the application, interpretation, duration, validity or implementation hereof, or for any other reasons, shall be submitted to arbitration, according to the then current Rules of Arbitration Procedures of the Santiago Arbitration and Mediation Centre. The parties hereby grant irrevocable special powers to the Santiago Chamber of Commerce, so that it may appoint an arbitrator ex aequo et bono among the members of the body of arbitrators of the Santiago Arbitration and Mediation Centre. The arbitrator’s decisions may not be appealed, and the parties hereby expressly waive all such rights. The arbitrator is hereby specially authorized to rule on any matters within his or her competence and jurisdiction.

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DÉCIMO: Fijación de domicilio.	TENTH: Jurisdiction

Para todos los efectos del presente Contrato, todos los comparecientes fijan su domicilio en la comuna y ciudad de Santiago y se someten y someterán a la competencia del tribunal arbitral antes mencionado.	For all purposes hereof, the parties hereby set their legal address in the borough and city of Santiago, and submit and shall submit to the jurisdiction of the forenamed arbitral court.

DÉCIMO PRIMERO: Mandato.	ELEVENTH: Authorization

Se faculta al portador de una copia autorizada de esta escritura pública para requerir las inscripciones, subinscripciones, anotaciones, alzamientos y cancelaciones que correspondan.	The bearer of an authenticated copy hereof is hereby authorized to request any relevant entries, subentries, notes, lifts or cancellations.

Se faculta también al abogado don Ignacio Joaquín López Alarcón, para que pueda corregir los errores de cita u omisión en que las partes pudieren haber incurrido en este Contrato y/o sus anexos, pudiendo al efecto presentar una o más minutas ante el Conservador respectivo y/u otorgar o firmar las escrituras o instrumentos públicos o privados necesarios o convenientes.	Ignacio Joaquín López Alarcón, lawyer, is also hereby authorized to correct any reference errors or omissions that may have slipped herein or in the appendices hereto. To this end, he may file any one or more briefs with the relevant Registrars, and grant or sign any necessary or convenient, registered or private documents.

DÉCIMO SEGUNDO: Vigencia de las cláusulas.	TWELFTH: Severability

Si cualquiera de las cláusulas de este Contrato, o una parte de ellas, es anulable o es declarada nula o ilegal o es inaplicable en cualquier respecto por cualquier ley, reglamento o disposición de la autoridad o tribunal, la validez, legalidad o aplicabilidad a las demás cláusulas del Contrato no se verán afectadas de ninguna forma.	If any of the clauses hereof, or any part thereof, were voidable or declared void or illegal, or were unenforceable in any respect, by or per any laws, regulations, or authority or Court orders, the validity, legality or enforceability of the remaining clauses hereof shall not be affected in any way.

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Personería:	Legal Representation:

La personería de don IGNACIO JOAQUÍN LÓPEZ ALARCÓN para actuar en representación de GOLD EXPRESS MINES SpA, consta en escritura pública de fecha diecisiete de noviembre de dos mil veintiuno, suscrita en la Notaría de Santiago de doña María Pilar Gutiérrez Rivera bajo el repertorio número treinta mil doscientos ochenta y cuatro guión dos mil veintiuno. Esta escritura no se inserta por ser conocida del Notario que autoriza, por las partes y a expresa petición de éstas.	IGNACIO JOAQUÍN LÓPEZ ALARCÓN has been authorized to act for, and on behalf of, GOLD EXPRESS MINES SpA in a notarized and registered document signed on November 17, 2021, at the Santiago Notary Offices of María Pilar Gutiérrez Rivera, entered in the Journal under No. 30,284-2021. This document has not been included herein at the parties’ explicit request, because it is known to them and the authenticating Notary.

Minuta redactada por el abogado Ignacio López A.	Drafted by Ignacio López A., Esq.

En comprobante y previa lectura firma el compareciente el presente instrumento. Se da copia. Doy fe. -	In witness whereof and after reading its contents, the appearing individual has signed this instrument. Copies have been given. I attest.

/s/ IGNACIO JOAQUÍN LÓPEZ ALARCÓN
IGNACIO JOAQUÍN LÓPEZ ALARCÓN
Identification Card No. 16,017,525-7
For himself and for GOLD EXPRESS
MINES SpA

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ANEXO

AREA DE INTERÉS

APPENDIX
AREA OF INTEREST